                                                               File Nos.33-81470
                                                                        811-8624

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                    ACT OF 1933                              [X]

                            Pre-Effective Amendment No.                      [ ]


                            Post-Effective Amendment No. 5                   [X]
                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                                COMPANY ACT OF 1940                          [X]


                                 Amendment No. 7

                        (Check appropriate box or boxes)
                         FS VARIABLE ANNUITY ACCOUNT TWO
                           (Exact Name of Registrant)

                     First SunAmerica Life Insurance Company
                               (Name of Depositor)

                           733 Third Avenue, 4th Floor
                            New York, New York 10017
              (Address of Depositor's Principal Offices) (Zip Code)
        Depositor's Telephone Number, including Area Code: (310) 772-6000
                              Susan L. Harris, Esq.
                     First SunAmerica Life Insurance Company
                               c/o SunAmerica Inc.
                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                     (Name and Address of Agent for Service)






It is proposed that this filing will become effective:

        [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
        [ ] on [date] pursuant to paragraph (b) of Rule 485
        [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

        [X] on December 29, 1998 pursuant to paragraph (a)(1) of Rule 485.

                         FS VARIABLE ANNUITY ACCOUNT TWO

                              Cross Reference Sheet

                               PART A - PROSPECTUS
                               -------------------


Item Number in Form N-4                                  Caption
-----------------------                                  -------

1.        Cover Page.........................   Cover Page

2.        Definitions........................   Definitions

3.        Synopsis...........................   Summary; Fee Tables;
                                                Examples

4.        Condensed Financial Information....   Condensed Financial
                                                Information-Accumulation
                                                Unit Values

5.        General Description of Registrant,
          Depositor and Portfolio Companies..   Description of the

                                                Company, the Separate
                                                Account and the General
                                                Account; Variable Portfolio
                                                Options; Additional
                                                Information About the
                                                Company

6.       Deductions..........................   Contract Charges

7.       General Description of
            Variable Annuity Contracts.......   Description of the
                                                Contracts; Income
                                                Period; Purchases,
                                                Withdrawals and
                                                Contract Value;
                                                Income Payments

8        Annuity Period......................   Income Period

9        Death Benefit.......................   Description of the
                                                Contracts; Income Period

10.      Purchases and Contract Value........   Purchases, Withdrawals
                                                and Contract Value

11.      Redemptions.........................   Purchases, Withdrawals
                                                and Contract Value

12.      Taxes...............................   Taxes

13.      Legal Proceedings...................   Legal Proceedings

14.      Table of Contents of Statement
         of Additional Information...........   Additional Information
                                                About the Separate
                                                Account

               PART B - STATEMENT OF ADDITIONAL INFORMATION

        Certain information required in part B of the Registration Statement has been included within the prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the prospectus.


Item Number in Form N-4                                  Caption
-----------------------                                  -------

15.       Cover Page.......................     Cover Page

16.       Table of Contents................     Table of Contents

17.       General Information and History..     Description of the
                                                Company, the Separate
                                                Account and the General
                                                Account(P); Variable
                                                Portfolio Options(P);
                                                Additional Information
                                                About the Company(P)

18.      Services..........................     Contract Charges(P);
                                                Custodian(P); Financial
                                                Statements

19.      Purchase of Securities Being Offered   Purchases, Withdrawals
                                                and Contract Value(P)

20.      Underwriters.......................    Purchases, Withdrawals
                                                and Contract Value(P);
                                                Distribution of Contracts

21.      Calculation of Performance Data....    Performance Data

22.      Annuity Payments...................    Income Period(P);
                                                Annuity Unit Values;
                                                Income Payments

23.      Financial Statements...............    Depositor; Financial
                                                Statements (P);
                                                Registrant: Financial
                                                Statements


--------------------------------------------------------------------------------

                            VISTA CAPITAL ADVANTAGE

                           FLEXIBLE PAYMENT DEFERRED


                               ANNUITY CONTRACTS

--------------------------------------------------------------------------------

                                   ISSUED BY
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                               IN CONNECTION WITH
                        FS VARIABLE ANNUITY ACCOUNT TWO


                                CORPORATE OFFICE

                          733 THIRD AVENUE, 4TH FLOOR
                            NEW YORK, NEW YORK 10017

CORRESPONDENCE ACCOMPANIED                      ALL OTHER CORRESPONDENCE,
BY PAYMENTS:                                    ANNUITY SERVICE CENTER:
  P.O. BOX 100357                               P.O. BOX 54299
  PASADENA, CALIFORNIA 91189-0357               LOS ANGELES, CALIFORNIA 90054-0299
                                                TELEPHONE NUMBER: (800) 90-VISTA


     The contracts offered by this prospectus provide for accumulation of contract values and payment of income benefits on a fixed and/or variable basis. The contracts are available for both Qualified and Non-qualified plans (SEE TAXES, PAGE 27).



     Purchase Payments under the contracts may be allocated among the Variable Portfolios of the separate account, and/or to one or more of the fixed account options funded through First SunAmerica Life Insurance Company's (First SunAmerica's) general account. Each of the six Variable Portfolios of the separate account described in this prospectus is invested solely in the shares of one of the following currently available Underlying Funds of Mutual Fund Variable Annuity Trust:


    - International Equity                            - Asset Allocation
    - Capital Growth                                  - U.S. Government Income
    - Growth and Income                               - Money Market

Additional Underlying Funds may be made available in the future.


     The fixed account options pay fixed rates of interest declared by First SunAmerica for specified guarantee periods from the dates amounts are allocated to the fixed account. As of the date of this prospectus, one, three, five, seven and ten year options were available in most states. Please contact First SunAmerica or the financial representative from whom this prospectus was obtained for information as to currently available guarantee options. Declared rates will vary from time to time but will not be less than 3% per annum, and, once established for a particular allocation, will not change during the course of the guarantee period. However, withdrawals, transfers or annuitizations from the one, three, five, seven and ten year fixed account options prior to the end of the applicable guarantee period(s), will generally result in the imposition of a market value adjustment (SEE FIXED ACCOUNT OPTIONS -- MARKET VALUE ADJUSTMENT "MVA", PAGE 14).



     This prospectus concisely sets forth the information a prospective investor ought to know before investing. PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE. You bear the complete investment risk for all Purchase Payments allocated to the separate account. With respect to allocations to the fixed account, you also bear the risk that amounts prematurely withdrawn, transferred or taken as income payments from the general account prior to the end of their respective guarantee periods could result in you receiving less than the amount of Purchase Payments you invested.



     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     THE CONTRACTS OFFERED BY THIS PROSPECTUS INVOLVE RISK, INCLUDING LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


     THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE NOT AVAILABLE IN ALL STATES.



     This Prospectus is dated December 29, 1998.

ADDITIONAL INFORMATION:


     First SunAmerica has filed registration statements (the "registration statements") with the SEC under the Securities Act of 1933, as amended, relating to the contracts offered by this prospectus. This prospectus has been filed as a part of the registration statements and does not contain all of the information set forth in the registration statements and exhibits thereto, and reference is hereby made to the registration statements and exhibits for further information relating to First SunAmerica, the separate account, and the contracts. First SunAmerica is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. Such reports and other information filed by First SunAmerica can be inspected and copied, and copies can be obtained at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, or at the regional offices in Chicago and New York. The addresses of these regional offices are as follows: 500 West Madison Street, Chicago, Illinois 60661, and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material also can be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fees prescribed by the rules and regulations of the SEC at prescribed rates.



     A Statement of Additional Information ("SAI") about the variable portion of the contracts has been filed with the SEC, as part of the registration statements, and is incorporated herein by reference. The SAI is available without charge upon written or oral request to First SunAmerica at its Annuity Service Center at the address and telephone number given on the prior page. The Table of Contents of the SAI dated December 29, 1998, appears on page 34 of this prospectus.

                               TABLE OF CONTENTS


                                                              PAGE
ITEM                                                          ----
DEFINITIONS.................................................     4
SUMMARY.....................................................     5
FEE TABLES..................................................     8
EXAMPLES....................................................     9
CONDENSED FINANCIAL INFORMATION -- ACCUMULATION UNIT
  VALUES....................................................    10
PERFORMANCE DATA............................................    10
DESCRIPTION OF FIRST SUNAMERICA, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.......................................    11
     First SunAmerica Life Insurance Company................    11
     Separate Account.......................................    12
     General Account........................................    12
VARIABLE PORTFOLIO OPTIONS..................................    12
     Voting Rights..........................................    13
     Substitution of Securities.............................    14
FIXED ACCOUNT OPTIONS.......................................    14
     Allocations............................................    14
     Market Value Adjustment ("MVA")........................    14
CONTRACT CHARGES............................................    15
     Insurance Charges......................................    15
     Withdrawal Charges.....................................    15
     Investment Charges.....................................    15
     Contract Maintenance Fee...............................    15
     Transfer Fee...........................................    16
     Income Taxes...........................................    16
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited...........................    16
     Free Withdrawal Amount.................................    16
DESCRIPTION OF THE CONTRACTS................................    17
     Summary................................................    17
     Ownership..............................................    17
     Annuitant..............................................    17
     Modification of the Contract...........................    17
     Assignment.............................................    17
     Death Benefit..........................................    17
PURCHASES, WITHDRAWALS AND CONTRACT VALUE...................    18
     Purchase Payments......................................    18
     Automatic Dollar Cost Averaging Program................    19
     Asset Allocation Rebalancing...........................    20
     Principal Advantage Program............................    20
     Allocation of Purchase Payments........................    20
     Accumulation Units.....................................    21
     Free Look..............................................    21
     Transfer During the Accumulation Phase.................    21
     Distribution of Contracts..............................    22
     Withdrawals............................................    23
     Systematic Withdrawal Program..........................    23
     Minimum Contract Value.................................    23
INCOME PHASE................................................    24
     Annuity Date...........................................    24
     Income Options.........................................    24
     Transfers During the Income Phase......................    25
     Deferment of Payments..................................    25
ADMINISTRATION..............................................    25
TAXES.......................................................    26
     Annuity Contracts in General...........................    27
     Tax Treatment of Distributions -- Non-Qualified
      Contracts.............................................    27
     Tax Treatment of Distributions -- Qualified
      Contracts.............................................    27
     Minimum Distributions..................................    28
     Diversification........................................    28

                                                              PAGE
ITEM                                                          ----
ADDITIONAL INFORMATION ABOUT THE COMPANY....................    29
     Selected Consolidated Financial Data...................    29
PROPERTIES..................................................    30
DIRECTORS AND EXECUTIVE OFFICERS............................    30
EXECUTIVE COMPENSATION......................................    31
     Security Ownership of Certain Beneficial Owners and
      Management............................................    31
REGULATION..................................................    32
CUSTODIAN...................................................    32
LEGAL PROCEEDINGS...........................................    33
REGISTRATION STATEMENTS.....................................    33
INDEPENDENT ACCOUNTANTS.....................................    33
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT...........    34
FINANCIAL STATEMENTS........................................    34
APPENDIX A -- MARKET VALUE ADJUSTMENT ("MVA")...............   A-1
APPENDIX B -- WITHDRAWALS AND WITHDRAWAL CHARGES............   B-1


--------------------------------------------------------------------------------

                                  DEFINITIONS
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:


ACCUMULATION PHASE -- The period during which you invest money in your contract.



ACCUMULATION UNIT -- A unit of measurement which we use to calculate the value of the variable portion of your contract during the Accumulation Phase.



ANNUITANT(S) -- The person(s) on whose life (lives) we base income payments.



ANNUITY DATE -- The date on which income payments begin, as selected by you.



ANNUITY UNIT(S) -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.



BENEFICIARY -- The person designated to receive any benefits under the contract if you or the Annuitant dies.



INCOME PHASE -- The period during which we make income payments to you.



IRS -- The Internal Revenue Service.



NON-QUALIFIED (CONTRACT) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").



PURCHASE PAYMENTS -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.



QUALIFIED (CONTRACT) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.


TRUST -- Mutual Fund Variable Annuity Trust, an open-end management investment company.


UNDERLYING FUND(S) -- The underlying series of the Trust in which the Variable Portfolios invest.



VARIABLE PORTFOLIO(S) -- The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Trust.

--------------------------------------------------------------------------------

                                    SUMMARY
--------------------------------------------------------------------------------


     This summary sets forth some of the more important points that you should know and consider before purchasing the Vista Variable Annuity. The remainder of the prospectus discusses the topics in more detail. We urge you to read it carefully and retain it, and the prospectus for the Trust, for future reference.



WHAT IS AN ANNUITY CONTRACT?



     An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:



     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.



     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.



     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.



     The Vista Variable Annuity is a contract between you and First SunAmerica (the Company, Us, We). It is designed to help you invest on a tax deferred basis and meet long-term financial goals, such as retirement funding.



     Like most annuities, this contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Your earnings are based on the investment performance of the Variable Portfolios you allocate money to and/or the interest rate earned on fixed account options. During the Income Phase, you will receive income payments from your annuity. Your payments may be fixed in dollar amount, may vary with investment performance of the Variable Portfolios or be a combination of both. Among other factors, the amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of your payments during the Income Phase.



WHAT IS THE DIFFERENCE BETWEEN A VARIABLE ANNUITY AND A FIXED ANNUITY?



     A fixed annuity earns interest at a fixed rate guaranteed by the insurance company. A variable annuity typically provides a fixed account option but also provides Variable Portfolios. The Variable Portfolios are similar to a mutual fund, but are only available through the purchase of an annuity. Most significantly, you as the contract owner bear the entire investment risk with respect to any Purchase Payments allocated to the Variable Portfolios of an annuity. This means that the value of your contract will go up and down, depending on the performance of the Variable Portfolios.



     Vista Variable Annuity is a variable annuity with five fixed account options and six Variable Portfolios.



WHAT ARE THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT?



     You may allocate money to the following Variable Portfolios of the Trust:



        - International Equity                          - Asset Allocation
        - Capital Growth                                - U.S. Government Income
        - Growth and Income                             - Money Market



     You may also allocate money to the fixed account options for periods of 1, 3, 5, 7 and 10 years. We call these time periods guarantee periods. First SunAmerica guarantees the interest rate credited to money in a fixed account option. The interest rate offered for different guarantee periods may differ from time to time, but we will never credit less than a 3% annual effective rate. Additionally, if you allocate money to a fixed account option and withdraw all or part of it prior to the end of the guarantee period, you may incur an adjustment to the value of your contract called a market value adjustment (a "MVA"). A MVA can decrease or increase the value of your contract.



     During the Accumulation Phase, you may transfer among the Variable Portfolios and/or the fixed account options. Fifteen free transfers are permitted per contract year. After that, we assess a transfer fee. A MVA may also apply in the case of a transfer from a fixed account option.



HOW MAY I ACCESS MY MONEY?



     During the Accumulation Phase, earnings may be withdrawn at any time without incurring a withdrawal charge. After the first contract year, your first withdrawal each contract year will be free of a withdrawal charge if it does not exceed the greater of: (1) earnings in your contract or (2) 10% of your Purchase Payments still subject to a withdrawal charge which have been in your contract for at least a year and not previously withdrawn. You will not get the benefit of a free withdrawal amount upon a full surrender of your contract.



     Withdrawals in excess of these limits may be assessed a withdrawal charge. Generally, withdrawals may be made from your contract in the amount of $1,000 or more. You may request withdrawals in writing or by establishing systematic withdrawals. Under systematic withdrawals, the minimum withdrawal amount is $250.



     There are no withdrawal charges on that portion of your money invested for seven years or more. Of course, upon a withdrawal you may have to pay income tax. A 10% IRS penalty tax may also apply if you are under age 59 1/2. Additionally, we do not assess withdrawal charges upon payment of a death benefit or when you switch to the Income Phase.


CAN I EXAMINE THE CONTRACT?


     You may cancel your contract within ten days of your receipt of the contract (or longer if required by state law) by mailing it to our Annuity Service Center. Your contract will be treated as void on the date we receive it and we will refund an amount equal to the contract value (unless otherwise required by state law). Its value may be more or less than the money you initially invested.


WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A CONTRACT?


     Each year, we deduct a $30 contract maintenance fee from your contract. We also deduct insurance charges which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. The insurance charges include: mortality and expense risk, 1.25%, and distribution expense,
 .15%.



     As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the Variable Portfolios, which are estimated to range from .55% to 1.11%.



     If you take money out in excess of the amount allowed for in your contract, you may be assessed a withdrawal charge which is a percentage of the Purchase Payments you withdraw. The percentage declines with each year the money is in the contract as follows:



---------------------------------------------------------------------------------------------
 YEAR                     1        2        3        4        5        6        7       8+
---------------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE                  6%       6%       5%       4%       3%       2%       1%       0%
---------------------------------------------------------------------------------------------



     Each year, you are allowed to make 15 transfers without charge. After your first 15 free transfers, a $25 transfer fee will apply to each subsequent transfer.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT?



     If you die during the Accumulation Phase of your contract, your Beneficiary will receive a death benefit.



     If you were less than age 70 when your contract was issued, the death benefit is the greater of:



     1. the value of your contract at the time we receive satisfactory proof of death; or



     2. total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or



     3. the maximum anniversary value on any contract anniversary preceding your death. The anniversary value equals the value of your contract on a contract anniversary plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since that contract anniversary.



     If you were age 70 or older when your contract was issued, the death benefit will equal the value of your contract at the time we receive satisfactory proof of death.



WHAT ARE THE AVAILABLE INCOME OPTIONS UNDER THE CONTRACT?



     You can select from one of five income options:



       (1) payments for your lifetime;



       (2) payments for your lifetime and your survivor's lifetime;



       (3) payments for your lifetime and your survivor's lifetime, but for not less than 10 years;



       (4) payments for your lifetime, but for not less than 10 or 20 years; and



       (5) payments for a specified period of 3 to 30 years.



     You will also need to decide when your income payments begin and if you want your income payments to fluctuate with investment performance or remain constant. Once you begin receiving income payments, you cannot change your income option.



     If your contract is part of a Non-qualified retirement plan (one that is established with after-tax dollars), payments during the Income Phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. For contracts which are part of a Qualified retirement plan using before-tax dollars, the entire payment is taxable as income.

--------------------------------------------------------------------------------

                                   FEE TABLES
--------------------------------------------------------------------------------

                           OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF PURCHASE PAYMENTS):


CONTRIBUTION YEAR
       One..................................................     6%
       Two..................................................     6%
       Three................................................     5%
       Four.................................................     4%
       Five.................................................     3%
       Six..................................................     2%
       Seven................................................     1%
       Eight and later......................................     0%
ANNUAL CONTRACT ADMINISTRATION CHARGE.......................    $30
TRANSFER FEE................................................    $25
(no transfer fee applies to the first 15 transfers in a
  contract year)


--------------------------------------------------------------------------------

                        ANNUAL SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF DAILY NET ASSET VALUE)

MORTALITY RISK CHARGE.......................................  0.90%
EXPENSE RISK CHARGE.........................................  0.35%
DISTRIBUTION EXPENSE CHARGE.................................  0.15%
                                                              ----
       TOTAL EXPENSE CHARGE.................................  1.40%
                                                              ====

---------------

                             ANNUAL TRUST EXPENSES

(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
                                FOR THE TRUST'S


                      FISCAL YEAR ENDED AUGUST 31, 1998):


           (FEE AND EXPENSE INFORMATION TO BE PROVIDED BY AMENDMENT)



                                       ADVISORY FEE         ADMINISTRATION FEE                      TOTAL ANNUAL
                                   (AFTER WAIVER OF FEE)   (AFTER WAIVER OF FEE)   OTHER EXPENSES     EXPENSES
                                   ---------------------   ---------------------   --------------   ------------
International Equity.............          0.00%                   0.00%                [  ]%           [  ]%
Capital Growth...................          0.00%                   0.00%                [  ]%           [  ]%
Growth and Income................          0.00%                   0.00%                [  ]%           [  ]%
Asset Allocation.................          0.00%                   0.00%                [  ]%           [  ]%
U.S. Government Income...........          0.00%                   0.00%                [  ]%           [  ]%
Money Market.....................          0.00%                   0.00%                [  ]%           [  ]%



THE ABOVE EXPENSES WERE PROVIDED BY THE TRUST. THE COMPANY HAS NOT VERIFIED THE ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------

                                    EXAMPLES
--------------------------------------------------------------------------------


You would pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming 5% annual return on assets, and:



          (a) surrendered or switched to the Income Phase of the contract at the end of the applicable time period;



          (b) the contract is not surrendered or in the Income Phase.



                    (Expense information to be provided by Amendment)



                                                                    TIME PERIODS
                                                      ----------------------------------------
                  PORTFOLIO                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                  ---------                           ------    -------    -------    --------
International Equity.........................  (a)     $         $          $           $
                                               (b)     $         $          $           $
Capital Growth...............................  (a)     $         $          $           $
                                               (b)     $         $          $           $
Growth and Income............................  (a)     $         $          $           $
                                               (b)     $         $          $           $
Asset Allocation.............................  (a)     $         $          $           $
                                               (b)     $         $          $           $
U.S. Government Income.......................  (a)     $         $          $           $
                                               (b)     $         $          $           $
Money Market.................................  (a)     $         $          $           $
                                               (b)     $         $          $           $


---------------


EXPLANATION OF FEE TABLES AND EXAMPLES



1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract.



2. For the Underlying Funds the adviser, The Chase Manhattan Bank, has voluntarily agreed to waive fees or reimburse certain expenses, to keep annual operating expenses at the levels indicated under "Annual Trust Expenses" on the prior page. The adviser also may voluntarily waive or reimburse additional amounts to increase an Underlying Fund's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Underlying Fund is able to make such payment and remain in compliance with the foregoing expense limitations.



3. Absent fee waivers or reimbursement of expenses by the adviser, you would have incurred the following expenses during the last fiscal year:
   International Equity   %; Capital Growth   %; Growth and Income   %; Asset
   Allocation   %; U.S. Government Income   %; and Money Market   %.



4. The Examples assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.



5. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


                                                     INCEPTION TO    FISCAL YEAR    FISCAL YEAR
                    PORTFOLIOS                         8/31/96         8/31/97        8/31/98
                    ----------                       ------------    -----------    -----------
International Equity
  Beginning AUV....................................    $  10.91       $  10.92        (to be
  Ending AUV.......................................    $  10.92       $  11.67       provided
  Ending #AUs......................................      40,791         98,431          by
Capital Growth                                                                      Amendment)
  Beginning AUV....................................    $  12.26       $  13.95
  Ending AUV.......................................    $  13.95       $  17.51
  Ending #AUs......................................      71,885        216,078
Growth and Income
  Beginning AUV....................................    $  12.02       $  13.07
  Ending AUV.......................................    $  13.07       $  17.47
  Ending #AUs......................................     134,402        362,810
Asset Allocation
  Beginning AUV....................................    $  11.42       $  12.00
  Ending AUV.......................................    $  12.00       $  14.49
  Ending #AUs......................................      50,868        109,177
U.S. Government Income
  Beginning AUV....................................    $  11.08       $  10.79
  Ending AUV.......................................    $  10.79       $  11.50
  Ending #AUs......................................      20,140         54,714
Money Market
  Beginning AUV....................................    $  10.02       $  10.47
  Ending AUV.......................................    $  10.47       $  10.84
  Ending #AUs......................................      48,304         61,233


---------------


AUV -- Accumulation Unit Value



AU -- Accumulation Units


--------------------------------------------------------------------------------

                                PERFORMANCE DATA
--------------------------------------------------------------------------------


     We advertise the Money Market Portfolio's "yield" and "effective yield." Both figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the net income generated for a contract funded by an investment in the Money Market Portfolio over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

     In addition, the separate account may advertise "total return" data for its other Variable Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Money Market Portfolio. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.



     The separate account may also advertise an annualized 30-day (or one month) yield figure for Variable Portfolios other than the Money Market Portfolio. These yield figures are based upon the actual performance of the Variable Portfolio over a 30-day (or one month) period ending on a date specified in the advertisement. Like the total return data described above, the 30-day (or one month) yield data will reflect the effect of all recurring contract charges (but will not reflect any withdrawal charges or premium taxes). The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.



     More detailed information on the computation of advertised performance data for the separate account is contained in the SAI.


--------------------------------------------------------------------------------


             DESCRIPTION OF FIRST SUNAMERICA, THE SEPARATE ACCOUNT

                            AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------


FIRST SUNAMERICA LIFE INSURANCE COMPANY



     First SunAmerica is a stock life insurance company organized under the laws of the state of New York in December 1978. Its principal place of business is 733 Third Avenue, New York, New York 10017. We are an indirect wholly-owned subsidiary of SunAmerica Inc., a Maryland corporation.



     First SunAmerica and its affiliates, SunAmerica Life Insurance Company, Anchor National Life Insurance Company, CalAmerica Life Insurance Company, SunAmerica National Life Insurance Company, SunAmerica Asset Management Corp., Imperial Premium Finance, Inc., Resources Trust Company and five broker-dealers, specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, premium finance, broker-dealer services and trust administration services. As of September 30, 1998, First SunAmerica owned $[ ] billion in assets while SunAmerica Inc., the Company's ultimate parent, together with its subsidiaries, held $[ ] billion of assets, consisting of $[ ] billion of assets on its balance sheet, $[ ] billion of assets managed in mutual funds and private accounts, and $[ ] billion under custody in retirement trust accounts.



     First SunAmerica may advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of First SunAmerica's financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. These ratings do not relate to the performance of the Variable Portfolios.

SEPARATE ACCOUNT


     First SunAmerica originally established FS Variable Annuity Account Two (the "separate account") on May 24, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended. First SunAmerica owns the assets of the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by First SunAmerica. Income, gains, and losses (realized and unrealized), resulting from assets in the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of First SunAmerica.


GENERAL ACCOUNT


     Money allocated to the fixed account options goes into First SunAmerica's general account. The general account consists of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.


--------------------------------------------------------------------------------


                           VARIABLE PORTFOLIO OPTIONS

--------------------------------------------------------------------------------


     The contract currently offers six variable investment Variable Portfolios. These Variable Portfolios invest in shares of the Trust. These Variable Portfolios operate similarly to a mutual fund but are only available through the purchase of this annuity contract. The Underlying Funds are:


        - INTERNATIONAL EQUITY                          - ASSET ALLOCATION
        - CAPITAL GROWTH                                - U.S. GOVERNMENT INCOME
        - GROWTH AND INCOME                             - MONEY MARKET


     The Chase Manhattan Bank ("Chase" or the "Adviser") acts as investment adviser, administrator and custodian for the Trust. Chase Asset Management, Inc. ("CAM") is the investment subadviser to each of the Variable Portfolios except the International Equity Portfolio. Chase Asset Management (London) Limited, an English corporation ("CAM London") is the investment subadviser to the International Equity Portfolio. As investment adviser to the Underlying Funds, Chase makes investment decisions subject to policies set by the Board of Trustees of the Trust. As administrator of the Underlying Funds, Chase provides certain services including coordinating relationships with independent contractors and agents; preparing and filing of certain documents; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities. Certain of these services have been delegated to Vista Fund Distributors, Inc. ("VFD") which serves as sub-administrator to the Underlying Funds. As custodian for the Underlying Funds, Chase's responsibilities include safeguarding and controlling the Underlying Funds' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on investments, maintaining books of original entry and other required books and accounts, and calculating daily net asset values.



     The Underlying Funds' investment objectives follow [TO BE UPDATED CONSISTENT WITH FUND PLAIN ENGLISH UPDATE]:



     INTERNATIONAL EQUITY PORTFOLIO seeks to provide a total return on assets from long-term growth of capital and from income principally through a broad portfolio of marketable equity securities of established foreign companies organized in countries other than the United States and foreign subsidiaries of U.S. companies participating in foreign economies.


     CAPITAL GROWTH PORTFOLIO seeks to provide long-term capital growth primarily through diversified holdings (i.e., at least 80% of its assets under normal circumstances) in common stocks. The Portfolio will seek to invest its assets in stocks of issuers (including foreign issuers) with small to medium capitalizations. The Adviser intends to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. Dividend income, if any, is a consideration incidental to the Portfolio's investment objective of growth of capital. This investment policy involves the risks that the issues identified by the Adviser will not appreciate or appreciate as significantly as projected.

     GROWTH AND INCOME PORTFOLIO seeks to provide long-term capital appreciation and to provide dividend income primarily through a broad portfolio (i.e., at least 80% of its assets under normal circumstances) of common stocks. In addition, the Portfolio may invest up to 20% of its total assets in convertible securities. The Adviser intends to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. The Adviser believes that the risk involved in seeking capital appreciation will be moderated somewhat by the anticipated dividend returns on the stocks to be held by the Portfolio.


     ASSET ALLOCATION PORTFOLIO seeks to provide maximum total return through a combination of long-term growth of capital and current income by investing in a diversified portfolio of equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations. Under normal market conditions, between 35% - 70% of the Portfolio's total assets will be invested in common stocks and other equity investments and at least 25% of the Portfolio's assets will be invested in fixed-income senior securities, defined for this purpose to include non-convertible corporate debt securities and government obligations. The Adviser considers both the opportunity for gain and the risk of loss in making investments, and may alter the relative percentages of assets invested in equity and fixed income securities from time to time, depending on the judgment of the Adviser as to general market and economic conditions, trends and yields and interest rates and changes in fiscal and monetary policies.



     U.S. GOVERNMENT INCOME PORTFOLIO seeks to provide monthly dividends as well as to protect the value of an investor's investment (i.e., to preserve principal) by investing at least 65% of its assets in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies or instrumentalities if such are backed by the "full faith and credit" of the U.S. Treasury, and securities issued or guaranteed as to principal or interest by the U.S. government or by agencies or instrumentalities thereof. Neither the United States nor any of its agencies insures or guarantees the market value of shares of this Portfolio.



     MONEY MARKET PORTFOLIO seeks to provide maximum current income consistent with preservation of capital and maintenance of liquidity through investments in U.S. dollar denominated commercial paper, obligations of foreign governments, obligations issued or guaranteed by U.S. banks, securities issued by the U.S. government, its agencies or its instrumentalities and repurchase agreement.



     There is no assurance that the investment objective of any of the Underlying Funds will be met. You bear the complete investment risk for Purchase Payments allocated to a Portfolio. Contract Values will fluctuate in accordance with the investment performance of the Portfolio(s). Additionally, contract fees and charges reduce investment return.



     YOU SHOULD READ THE PROSPECTUS FOR THE TRUST CAREFULLY. THE PROSPECTUS CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING MORE DETAILED INFORMATION ABOUT EACH UNDERLYING FUNDS' INVESTMENT OBJECTIVE AND RISK FACTORS.


VOTING RIGHTS


     First SunAmerica is the legal owner of the Trust's shares. However, when an Underlying Fund solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION OF SECURITIES


     If Underlying Funds become unavailable for investment, we may be required to substitute shares of another Underlying Fund. We will seek prior approval of the SEC and give you notice before substituting shares.


--------------------------------------------------------------------------------

                             FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

ALLOCATIONS


     The contract also offers fixed account options for periods of 1, 3, 5, 7 or 10 years. We call these time periods guarantee periods. All of these fixed account options pay interest at rates set and guaranteed by First SunAmerica. Interest rates may differ from time to time and are set at our sole discretion. We will never credit less than a 3% annual effective rate to any of the fixed account options. The interest rate offered for new Purchase Payments may differ from interest rates offered for subsequent Purchase Payments and money already in the fixed account options. In addition, different guarantee periods offer different interest rates. Once established, the rates for specified payments do not change during the specified period.



     When a guarantee period ends, you may leave your money in the same guarantee period. You may also reallocate your money to another fixed account option or to the Variable Portfolios. If you want to reallocate your money you must contact us within 30 days after the end of the current guarantee period and instruct us how to reallocate the money. If we do not hear from you, we will keep your money in the same guarantee period where it will earn the renewal interest rate applicable at that time.



MARKET VALUE ADJUSTMENT ("MVA")



     If you take money out of the fixed account options before the end of the guarantee period, we make an adjustment to your contract (the "MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the fixed account option and the time when you withdraw that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.



     We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the fixed account option. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.



     Generally, if interest rates drop between the time you put your money into the fixed account options and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract.



     Where the MVA is negative, we deduct the adjustment from any money remaining in the fixed account option. If there is not enough money in the fixed account option to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount.



     APPENDIX A shows how to calculate the MVA.

--------------------------------------------------------------------------------

                                CONTRACT CHARGES
--------------------------------------------------------------------------------


     There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase these fees and charges under your contract.



INSURANCE CHARGES



     The amount of this charge is 1.40% annually, of the value of your contract invested in the Variable Portfolios. We deduct the charge daily.



     The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution we assume. If these charges do not cover all expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.



WITHDRAWAL CHARGES



     The contract provides a free withdrawal amount every year. (SEE CONTRACT CHARGES, FREE WITHDRAWAL AMOUNT, PAGE 16.) Additionally, earnings in your contract may be withdrawn free of withdrawal charges. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge.



     We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for seven complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract, as follows:




------------------------------------------------------------------------------------------------------
         YEAR              1         2         3         4         5         6         7         8
------------------------------------------------------------------------------------------------------
  WITHDRAWAL CHARGE       6%        6%        5%        4%        3%        2%        1%        0%
------------------------------------------------------------------------------------------------------



     When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.



     Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, applicable withdrawal charges are deducted from the amount withdrawn.



     We do not assess a withdrawal charge for money withdrawn to pay a death benefit or to begin the Income Phase of your contract. Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES, PAGE 27.



     APPENDIX B provides more information on withdrawals and the withdrawal charge.



INVESTMENT CHARGES



     Charges are deducted from the Underlying Funds for the advisory and other expenses of the Underlying Funds. THE FEE TABLES LOCATED AT PAGE 8 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the attached prospectus for the Trust.



CONTRACT MAINTENANCE FEE



     During the Accumulation Phase, we subtract a contract maintenance fee from your account once per contract year. This charge compensates us for the cost of contract administration. We deduct the $30 contract maintenance fee from your account value on your contract anniversary. If you withdraw your entire contract value, the fee is deducted from that withdrawal.

TRANSFER FEE


     The contract currently provides for 15 free transfers between investment options each contract year. After that, a charge of $25 applies to each additional transfer in any one contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE, PAGE 22.



INCOME TAXES



     We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.



REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED



     Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria used to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.



     We may make such a determination regarding sales to our employees, our affiliates' employees and employees of currently contracted broker-dealers, our registered representatives and immediate family members of all of those described.



     We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.



FREE WITHDRAWAL AMOUNT



     Your contract provides for a free withdrawal amount. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn without penalty.



     After the first full contract year, the contract provides for a free withdrawal amount on your first withdrawal of the contract year. The free withdrawal amount is the greater of (1) earnings in your contract and (2) 10% of your total Purchase Payments invested for at least one year and not yet withdrawn. Total Purchase Payments are equal to your total Purchase Payments invested in the contract less any Purchase Payments withdrawn upon which a surrender charge was paid and the amount of the surrender charge. Additionally, once a Purchase Payment is no longer subject to withdrawal charges, it is no longer included when determining total Purchase Payments.



     Upon a full surrender of your contract, to the extent you previously withdraw Purchase Payments free of a withdrawal charge under the free withdrawal provision, we will recoup the full withdrawal charge on such amounts, as if that money was still invested in the contract on the date of surrender.



     We will waive the withdrawal charge upon payment of a death benefit. Where legally permitted, the withdrawal charge may be eliminated when a contract is issued to an officer, director or employee of the Company or its affiliates.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY


     This contract works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase while you make payments into the contract. The Income Phase begins when you request that we begin making payments to you out of the money accumulated in your contract.



OWNERSHIP



     The Vista Variable Annuity is a Flexible Payment Deferred Annuity Contract. The contract holder is the person entitled to exercise all rights of ownership under the contract.


ANNUITANT


     The annuitant is the person on whose life we base income payments. You may change the Annuitant at any time before the Annuity Date. You may also designate a second person on whose life, together with the annuitant, income payments depend. If the annuitant dies before the Annuity Date, you must notify us and select a new annuitant.


MODIFICATION OF THE CONTRACT


     Only the Company's President, a Vice President or Secretary may approve a change or waive a provision of the contract. Any change or waiver must be in writing. We reserve the right to modify the terms of the contract as necessary to comply with changes in applicable law.


ASSIGNMENT


     Contracts issued pursuant to Non-qualified plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the owner at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.



     If the contract is issued pursuant to a Qualified plan (or a Non-qualified plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.



     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.


DEATH BENEFIT


     If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.

     If you were less than age 70 when your contract was issued, the death benefit is equal to the greater of:



     1. the value of your contract at the time we receive satisfactory proof of death; or



     2. total Purchase Payments less any withdrawals (and any fees or charges applicable to such withdrawals); or



     3. the maximum anniversary value on any contract anniversary preceding your death. The anniversary value equals the value of your contract on a contract anniversary plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals) since that contract anniversary.



     If you were age 70 or older when your contract was issued, the death benefit will equal the value of your contract at the time we receive satisfactory proof of death.



     We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. (SEE INCOME PHASE, INCOME OPTIONS, PAGE 24.)



     You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.



     We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:



     1. a certified copy of the death certificate; or



     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or



     3. a written statement by a medical doctor who attended the deceased at the time of death; or



     4. any other proof satisfactory to us.



     We may require additional proof before we pay the death benefit.



     The death benefit payment must begin immediately upon receipt of all necessary documents. In any event, the death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of the date of your death. If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.



     If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Beneficiary/spouse continues the contract, we do not pay a death benefit to him or her.


--------------------------------------------------------------------------------

                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------


PURCHASE PAYMENTS



     A Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

     This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether your contract is Qualified or Non-qualified for tax purposes. SEE TAXES, PAGE 27.



--------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
--------------------------------------------------------------------
      Qualified                $2,000                  $250
--------------------------------------------------------------------
    Non-Qualified              $5,000                  $250
--------------------------------------------------------------------



     Prior Company approval is required to accept Purchase Payments greater than $1,000,000. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $100.00.



     We may refuse any Purchase Payment. In general, First SunAmerica will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 85.


AUTOMATIC DOLLAR COST AVERAGING PROGRAM


     The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from the Money Market Portfolio, U.S. Government Income Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio. Transfers may be monthly, quarterly, semiannually or annually. You may change the frequency at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account.



     The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.



     We reserve the right to modify, suspend or terminate this program at any time.



     EXAMPLE:



     Assume that you want to gradually move $750 each quarter from the Money Market Portfolio to the Growth and Income Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following hypothetical values:



-----------------------------------------------------------
                       ACCUMULATION            UNITS
      QUARTER           UNIT VALUE           PURCHASED
-----------------------------------------------------------
         1                $ 7.50                100
         2                $ 5.00                150
         3                $10.00                75
         4                $ 7.50                100
         5                $ 5.00                150
         6                $ 7.50                100
-----------------------------------------------------------



     In this example, you paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING



     Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The automatic asset rebalancing program addresses this situation. At your election, we periodically rebalance your investments to return your allocations to their original percentages.



     Asset rebalancing may involve shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return. You request quarterly, semiannual or annual rebalancing. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.



     We reserve the right to modify, suspend or terminate this program at any time.



     EXAMPLE:



     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the U.S. Government Income Portfolio and 50% in the Capital Growth Portfolio. Over the next calendar quarter, the U.S. Government Income Portfolio outperforms the Capital Growth Portfolio. At the end of the calendar quarter, the U.S. Government Income Portfolio now represents 60% of your holdings because it has increased in value and the Capital Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, First SunAmerica would sell some of your units in the U.S. Government Income Portfolio to bring its holdings back to 50% and use the money to buy more units in the Capital Growth Portfolio to increase those holdings to 50%.


PRINCIPAL ADVANTAGE PROGRAM


     The principal advantage program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed investment options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. First SunAmerica calculates how much of your Purchase Payment needs to be allocated to the particular fixed investment option to ensure that it grows to an amount equal to your total principal invested under this program. The remaining principal is invested in the Variable Portfolio(s) of your choice.



     First SunAmerica reserves the right to modify, suspend or terminate this program at any time.



     EXAMPLE:



     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 7 years. If the 7-year fixed investment option is offering a 7% interest rate, First SunAmerica allocates $62,275 to the 7-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $37,725 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.


ALLOCATION OF PURCHASE PAYMENTS


     We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE VARIABLE PORTFOLIO OPTIONS, PAGE 12 AND FIXED ACCOUNT OPTIONS, PAGE 14.



     In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial purchase payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:



     - Send your money back to you, or;



     - Ask your permission to keep your money until we get the information necessary to issue the contract.



ACCUMULATION UNITS



     When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We determine the number of Accumulation Units credited by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio. The value of an Accumulation Unit will go up and down based on the performance of the Variable Portfolios.



     We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:



     1. We determine the total value of money invested in a particular Variable Portfolio;



     2. We subtract from that amount all applicable contract charges; and



     3. We divide this amount by the number of outstanding Accumulation Units.



     We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.



     EXAMPLE:



     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Asset Allocation Portfolio. The value of an Accumulation Unit for the Asset Allocation Portfolio is $11.10 when the NYSE closes on Wednesday. Your Purchase Payment of $25,000 is then divided by $11.10 and we credit your contract on Wednesday night with 2252.52 Accumulation Units of the Asset Allocation Portfolio.



     Performance of the Variable Portfolios and the charges and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.



FREE LOOK



     You may cancel your contract within thirty days after receiving it and we will refund the greater of Premium Payments or contract value. First SunAmerica calls this a "free look." To cancel, you must mail the contract along with your free look request to the Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request.



TRANSFER DURING THE ACCUMULATION PHASE



     During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account options. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well.



     You may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. We currently allow 15 free transfers per contract per year. A charge of $25 for each additional transfer in any contract year applies after the first 15 transfers. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.



     We accept transfer requests by telephone unless you specify not to on your contract application. Additionally, in the future you may be able to execute transfers or other financial transactions over the internet. When receiving instructions over the telephone, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone.



     Upon implementation of internet account transfers we will have appropriate procedures in place to provide reasonable assurance that the transactions executed are genuine. Thus, First SunAmerica would not be responsible for any claim, loss or expense from any error resulting from instructions received over the internet. If we fail to follow any procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.



     We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that:



     - Excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the Underlying Funds; or



     - The Underlying Funds inform us that they need to restrict the purchase or redemption of the shares because of excessive trading or because a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected Underlying Funds.



     Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to certain rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We will notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that:



     - such third party has been appointed by a court of competent jurisdiction to act on your behalf; or



     - such third party is a trustee/fiduciary for you or appointed by you to act on your behalf for all your financial affairs.



     We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.



     For information regarding transfers during the Income Phase, SEE INCOME PHASE, TRANSFERS DURING THE INCOME PHASE, PAGE 26.



     We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.


DISTRIBUTION OF CONTRACTS


     Registered representatives of broker-dealers sell the contract. First SunAmerica pays commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 6.5% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

     From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.



     Vista Fund Distributors, Inc. ("VFD"), located at 101 Park Avenue, New York, New York, 10178, serves as distributor of the Contracts. VFD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. VFD is not affiliated with Anchor National or the Adviser to the Trust.


WITHDRAWALS


     You can access money in your contract in two ways:



     - by making a partial or total withdrawal, and/or;



     - by receiving income payments during the Income Phase. (SEE INCOME PHASE, PAGE 24.)



     Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a MVA against withdrawals from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, a deduction for premium taxes and the contract maintenance fee also occurs. (SEE CONTRACT CHARGES, WITHDRAWAL CHARGE, PAGE 15.)



     Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100 after the withdrawal. You must send a written withdrawal request. Unless you provide different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.



     We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.



     Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.


SYSTEMATIC WITHDRAWAL PROGRAM


     During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $250. There must be at least $100 remaining in each Variable Portfolio after a withdrawal from your contract at all times. Withdrawals may be subject to a withdrawal change, a MVA and taxation, and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program.



     The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. First SunAmerica reserves the right to modify, suspend or terminate this program at any time.


MINIMUM CONTRACT VALUE


     Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

--------------------------------------------------------------------------------


                                  INCOME PHASE

--------------------------------------------------------------------------------

ANNUITY DATE


     During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your 2nd contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option.



     Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.



     If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.



     In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. (SEE TAXES, PAGE 27.)



INCOME OPTIONS



     Currently, this contract offers five income options. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with option 4 for a period of 10 years. For income payments based on joint lives, we pay according to option 3.



     We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.



     OPTION 1 -- LIFE INCOME ANNUITY



     This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.



     OPTION 2 -- JOINT AND SURVIVOR LIFE ANNUITY



     This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop whenever the survivor dies.



     OPTION 3 -- JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED



     This option is similar to option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.



     OPTION 4 -- LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED



     This option is similar to option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 -- INCOME FOR A SPECIFIED PERIOD



     This option provides income payments for a guaranteed period ranging from 3 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments will be made to the Beneficiary under your contract.



     Please read the SAI for a more detailed discussion of the income options.



     You can choose income payments that are fixed, variable or both. If at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both the fixed and variable investment options when payments begin your payments will be fixed and variable. If income payments are fixed, First SunAmerica guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.



     We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, the frequency of your payments may be decreased, state law allowing.



     If you are invested in the Variable Portfolios after the Annuity Date your income payments vary depending on four things:



     - for life options, your age when payments begin, and;



     - the value of your contract in the Variable Portfolios on the Annuity Date, and;



     - the 3.5% assumed investment rate used in the annuity table for the contract, and;



     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.



     If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.



TRANSFERS DURING THE INCOME PHASE



     During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.


DEFERMENT OF PAYMENTS


     We may defer making fixed income payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.


--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------


     We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-90-VISTA, if you have any comment, question or service request.



     We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.



     We rely significantly on computer systems and applications in our daily operations. Many of our systems are not presently year 2000 compliant, which means that because they have historically used only two digits to identify the year in a date, they will fail to distinguish dates in the "2000s" from dates in the "1900s." First SunAmerica's business, financial condition and results of operations could be materially and adversely affected by the failure of our systems and applications (and those operated by third parties interfacing with our systems and applications) to properly operate or manage these dates.



     First SunAmerica's parent has a coordinated plan to repair or replace these noncompliant systems and to obtain similar assurances from third parties interfacing with our systems and applications. In fiscal 1997, the Company's parent recorded a $15.0 million provision for estimated programming costs to repair noncompliant systems. Total expenditures relating to the repair of noncompliant systems will be capitalized by the Company's parent as software costs and will be paid over future periods. Both phases of the project are progressing according to plan and we expect to substantially complete them by the end of calendar 1998. We will test both the repaired and replacement systems during calendar 1999.



     In addition, we distributed a year 2000 questionnaire to our significant suppliers, distributors, financial institutions, lessors and others we do business with to evaluate their year 2000 compliance plans and state of readiness and to determine how our systems and applications may be affected by their failure to solve their own year 2000 issues. To date, however, we have only received preliminary feedback from such parties and have not independently confirmed any information received from other parties with respect to the year 2000 issues. Therefore, we cannot assure that such other parties will complete their year 2000 conversions in a timely fashion or will not suffer a year 2000 business disruption that may adversely affect our financial condition and results of operations.



     Because we expect to complete our year 2000 conversion prior to any potential disruption to our business, we have not developed a comprehensive year 2000 contingency plan. First SunAmerica closely monitors the progression of its plan for compliance, and if necessary, would devote additional resources to assure the timely completion of its year 2000 plan. If we determine that our business is at material risk of disruption due to the year 2000 issue or anticipate that our year 2000 conversion will not be completed in a timely fashion, we will work to enhance our contingency plans.



     The above statements are forward-looking. The costs of our year 2000 conversion, the date which we have set to complete such conversion and the possible risks associated with the year 2000 issue are based on our current estimates and are subject to various uncertainties that could cause actual results to differ materially from our expectations. Such uncertainties include, among others, our success in identifying systems and applications that are not year 2000 compliant, the nature and amount of programming required to upgrade or replace each of the affected systems and applications, the availability of qualified personnel, consultants and other resources, and the success of the year 2000 conversion efforts of others.


--------------------------------------------------------------------------------

                                     TAXES
--------------------------------------------------------------------------------


     NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THERE-

FORE WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.



ANNUITY CONTRACTS IN GENERAL



     The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.



     If you do not purchase your contract under a pension plan, a specially sponsored employer program or an IRA, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



     If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: IRAs, Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.



TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS



     If you make a withdrawal from a Non-qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For income payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.



TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS



     Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the IRC for amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.



     The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments.

MINIMUM DISTRIBUTIONS



     If you have a Qualified contract, distributions must begin by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire.



DIVERSIFICATION



     The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that each underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.



     The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not First SunAmerica, would be considered the owner of the shares of the Variable Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

--------------------------------------------------------------------------------

                    ADDITIONAL INFORMATION ABOUT THE COMPANY
--------------------------------------------------------------------------------


SELECTED CONSOLIDATED FINANCIAL DATA



     The following selected consolidated financial data of First SunAmerica and its subsidiaries should be read in conjunction with the consolidated financial statements and notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations, both of which are included in this prospectus. Certain items have been reclassified to conform to the current year's presentation.

--------------------------------------------------------------------------------

                                   PROPERTIES
--------------------------------------------------------------------------------


     First SunAmerica leases its principal office at 733 Third Avenue, Fourth Floor, New York, New York. The Company, through an affiliate, also leases office space in Los Angeles, California, Torrance, California and in Woodland Hills, California.



     First SunAmerica believes that such properties, including the equipment located therein, are suitable and adequate to meet the requirements of the Company's businesses.


--------------------------------------------------------------------------------

                        DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------


     The directors and principal officers of First SunAmerica as of December 23, 1998 are listed below, together with information as to their ages, dates of election and principal business occupation during the last five years (if other than their present business occupation).



                                                                       OTHER POSITIONS AND
                                                         YEAR            OTHER BUSINESS
                                    PRESENT             ASSUMED         EXPERIENCE WITHIN
       NAME          AGE          POSITION(S)         POSITION(S)       LAST FIVE YEARS**       FROM-TO
       ----          ---          -----------         -----------   -------------------------   -------

(TO BE PROVIDED BY AMENDMENT)

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------


     The executive officers of First SunAmerica also serve as employees of SunAmerica Inc. or its affiliates. First SunAmerica does not pay any compensation directly to the officers. However, a portion of certain officers' compensation is allocated to First SunAmerica based on time devoted to his or her duties as an executive officer of First SunAmerica.



     The following table shows the cash compensation paid or earned, based on these allocations, to the chief executive officer and top four executive officers of First SunAmerica and to all executive officers as a group:



         NAME OF INDIVIDUAL OR                        CAPACITIES IN              ALLOCATED CASH
            NUMBER IN GROUP                           WHICH SERVED                COMPENSATION
         ---------------------                        -------------              --------------
Eli Broad                                   Chairman, Chief Executive              $
                                            Officer and President
Jay S. Wintrob                              Executive Vice President
James R. Belardi                            Senior Vice President
Jana W. Greer                               Senior Vice President
All Executive Officers as a Group(14)                                              $
                                                                                   ==========



     Directors who are also employees of SunAmerica Inc. receive no compensation in addition to their compensation as employees of SunAmerica Inc. or its affiliates.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     No shares of First SunAmerica are owned by any executive officer or director. First SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc. Except for Mr. Broad, the percentage of shares of SunAmerica Inc. beneficially owned by any director does not exceed one percent of the class outstanding. At December 15, 1998, Mr. Broad was the beneficial owner of
            shares of Common Stock (     % of the class outstanding) and
[            ] shares of Class B Common Stock (     % of the class outstanding).
Of the Common Stock, [            ] shares represent restricted shares granted
under the Company's employee stock plans as to which Mr. Broad has no investment
power; and [            ] shares represent employee stock options held by Mr.
Broad which are or will become exercisable on or before February 15, 1999 and as to which he has no voting or investment power. Of the Class B Stock,
[            ] shares are held directly by Mr. Broad; and             shares are
registered in the name of a corporation as to which Mr. Broad exercises sole voting and dispositive powers. At December 15, 1998, all directors and officers
as a group beneficially owned             shares of Common Stock (7.64% of the
class outstanding) and             shares of Class B Common Stock (84.40% of the
class outstanding).

--------------------------------------------------------------------------------


                                   REGULATION

--------------------------------------------------------------------------------


     First SunAmerica is subject to regulation and supervision by the insurance regulatory agencies of the states in which it is authorized to transact business. State insurance laws establish supervisory agencies with broad administrative and supervisory powers. Principal among these powers are granting and revoking licenses to transact business, regulating marketing and other trade practices, operating guaranty associations, licensing agents, approving policy forms, regulating certain premium rates, regulating insurance holding company systems, establishing reserve requirements, prescribing the form and content of required financial statements and reports, performing financial, market conduct and other examinations, determining the reasonableness and adequacy of statutory capital and surplus, defining acceptable accounting principles, regulating the type, valuation and amount of investments permitted, and limiting the amount of dividends that can be paid and the size of transactions that can be consummated without first obtaining regulatory approval.



     During the last decade, the insurance regulatory framework has been placed under increased scrutiny by various states, the federal government and the NAIC. Various states have considered or enacted legislation that changes, and in many cases increases, the states' authority to regulate insurance companies. Legislation has been introduced from time to time in Congress that could result in the federal government assuming some role in the regulation of insurance companies or allowing combinations between insurance companies, banks and other entities. In recent years, the NAIC has approved and recommended to the states for adoption and implementation several regulatory initiatives designed to reduce the risk of insurance company insolvencies and market conduct violations. These initiatives include investment reserve requirements, risk-based capital standards, codification of insurance accounting principles, new investment standards and restrictions on an insurance company's ability to pay dividends to its stockholders. The NAIC is also currently developing model laws relating to product design and illustrations for annuity products. Current proposals are still being debated and we are monitoring developments in this area and the effects any changes would have on us.



     SunAmerica Asset Management is registered with the SEC as a registered investment advisor under the Investment Advisors Act of 1940. The mutual funds that it markets are subject to regulation under the Investment Company Act of 1940. SunAmerica Asset Management and the mutual funds are subject to regulation and examination by the SEC. In addition, variable annuities and the related separate accounts of the Company are subject to regulation by the SEC under the Securities Act of 1933 and the Investment Company Act of 1940.



     Our broker-dealer subsidiary is subject to regulation and supervision by the states in which it transacts business, as well as by the SEC and the National Association of Securities Dealers ("NASD"). The NASD has broad administrative and supervisory powers relative to all aspects of business and may examine the subsidiary's business and accounts at any time.


--------------------------------------------------------------------------------

                                   CUSTODIAN
--------------------------------------------------------------------------------


     Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, serves as the custodian of the assets of the separate account.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


     There are no pending legal proceedings affecting the separate account. First SunAmerica and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the separate account.


--------------------------------------------------------------------------------

                            REGISTRATION STATEMENTS
--------------------------------------------------------------------------------


     First SunAmerica is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). It files reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:



WASHINGTON, DISTRICT OF COLUMBIA


450 Fifth Street, N.W., Room 1024


Washington, D.C. 20549



CHICAGO, ILLINOIS


500 West Madison Street


Chicago, IL 60661



NEW YORK, NEW YORK


7 World Trade Center, 13th Fl.


New York, NY 10048



     To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.



     Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registrations statement and its exhibits. For further information regarding the separate account, First SunAmerica and its general account, the Variable Portfolios and the contract, please refer to the registration statement and its exhibits.



     The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by First SunAmerica.


--------------------------------------------------------------------------------

                            INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


     The financial statements of First SunAmerica as of September 30, 1998 and 1997 and for each of the three years in the period ended September 30, 1998 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

--------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------


     Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling
(800)90-VISTA. The contents of the SAI are tabulated below.


                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Performance Data............................................     3
Income Payments.............................................     5
Annuity Unit Values.........................................     5
Qualified Plans.............................................    10
Distribution of Contracts...................................    11
Financial Statements........................................    12


--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     The financial statements of First SunAmerica which are included in this prospectus should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the General Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks and the risk that the withdrawal charge will be insufficient to cover the cost of distributing the contracts. They should not be considered as bearing on the investment performance of the Underlying Fund shares held in the Variable Portfolios of the separate account. The value of the interests of owners, participants, Annuitants, payees and Beneficiaries under the variable portion of the contracts is affected primarily by the investment results of the Underlying Funds.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                         [TO BE PROVIDED BY AMENDMENT]

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY


                           CONSOLIDATED BALANCE SHEET


                         [TO BE PROVIDED BY AMENDMENT]

                                   APPENDIX A


                        MARKET VALUE ADJUSTMENT ("MVA")



The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed account option, the greater the impact of changing interest rates. The impact of the MVA can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or annuitized by the following factor:



                                            (N/12)
                         [(1+I/(1+J+0.0025)]       - 1



  where:



        I is the interest rate you are earning on the money invested in the fixed account option;



        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed account option (fractional years are rounded up to the next full year); and



        N is the number of full months remaining in the term you initially agreed to leave your money in the fixed account option.



EXAMPLES OF THE MVA



     The examples below assume the following:



     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed account option at a rate of 7%;



     (2) You make a partial withdrawal of $4,000 when 2 1/2 years (30 months) remain in the 10-year term you initially agreed to leave your money in the fixed account option (N=30);



     (3) The accumulated value attributable to the Purchase Payment on the date of withdrawal is $16,341.78; and



     (4) You have not made any other transfers, additional Purchase Payments, or withdrawals.



No withdrawal charges are reflected because your Purchase Payment has been in the contract for seven full years. If a withdrawal charge applies, it is deducted before the MVA. The MVA is assessed on the amount withdrawn less any withdrawal charges.



POSITIVE ADJUSTMENT



Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 3-year fixed account option is 6%.



                                            (N/12)
     The MVA factor is = [(1+I/(1+J+0.0025)]       - 1


                                              (30/12)
                       = [(1.07)/(1.06+.0025)]        - 1


                                   (2.5)
                       = (1.007059)      - 1


                       = 1.017741 - 1


                       = + 0.017741



The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:


                         $4,000 x (+0.017741) = +$70.96



$70.96 represents the MVA that would be added to your withdrawal.



NEGATIVE ADJUSTMENT



Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 3-year fixed investment option (2 1/2 years rounded up to the next full year) is 8%.



                                             (N/12)
     The MVA factor is = [(1+I)/(1+J+0.0025)]       - 1


                                              (30/12)
                       = [(1.07)/(1.08+.0025)]        - 1


                                   (2.5)
                       = (0.988453)      - 1


                       = 0.971381 - 1


                       = - 0.028619



The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:


                        $4,000 X (- 0.028619) = -$114.48



$114.48 represents the MVA that will be deducted from the money remaining in the 10-year fixed account option.

EXAMPLE OF FULL WITHDRAWAL WITH MVA AND WITHDRAWAL CHARGE



     Assume the same facts as in Part 2, above, except that under assumption (2) a complete withdrawal is requested with 4 1/2 years (54 months) remaining in the guarantee period (i.e., N = 54). The guarantee amount on the date of withdrawal is $14,329.65. As was the case with the Examples in Part 1, above, the earnings may be withdrawn free of withdrawal charge, leaving the initial Purchase Payment of $10,000 subject to the Charge. The applicable withdrawal charge is 2% or $200.



     EXAMPLE OF A POSITIVE MVA:



          Assume that on the date of withdrawal the current interest rate for a new guarantee period of 5 years is 6%:



                                                    N/12
          The MVA factor = [(1 + I)/(1 + J + .0025)]     -1


                                                  (54/12)
                         = [(1.07)/(1.06 + .0025)]        -1


                                     4.5
                         = (1.007059)    -1


                         = 1.032159 -1


                         = +0.032159



          The MVA is:



           ($14,329.65 - $200 - $30) X (+0.032159) = +$453.44



          And the net amount available upon surrender is:



           $14,329.65 - $200 + $453.44 - $30 = $14,553.09



     EXAMPLE OF A NEGATIVE MVA:



          Assume that on the date of withdrawal the current interest rate for a new guarantee period of 5 years is 8%:



                                                    N/12
          The MVA factor = [(1 + I)/(1 + J + .0025)]     -1


                                                  (54/12)
                         = [(1.07)/(1.08 + .0025)]        -1


                                     4.5
                         = (0.988453)    -1


                         = 0.949077 -1


                         = -0.050923



          The withdrawal charge of $200 is applied first; the MVA factor is applied against the remaining guarantee amount:



          MVA = ($14,329.65 - $200 - $30) X (-0.050923) = -$718.00



          The net amount available upon withdrawal is the guarantee amount reduced by the withdrawal charge, the MVA and the contract administration charge:



          $14,329.65 - $200 - $718.00 - $30 = $13,381.65

                                   APPENDIX B


                       WITHDRAWALS AND WITHDRAWAL CHARGES



PART 1 -- SEPARATE ACCOUNT (THE MVA DOES NOT APPLY TO THE SEPARATE ACCOUNT)


     These examples assume the following:


          (1) The initial Purchase Payment was $10,000, allocated solely to one Variable Portfolio;



          (2) The date of full surrender or partial withdrawal occurs during the 3rd contribution year;



          (3) The contract value at the time of surrender or withdrawal is $12,000; and


          (4) No other Purchase Payments or previous partial withdrawals have been made.

     EXAMPLE A -- FULL SURRENDER:


          (1) Earnings in the Variable Portfolio ($12,000 - $10,000 = $2,000) are not subject to the withdrawal charge.



          (2) The balance of the full surrender ($12,000 - $2,000 = $10,000) is subject to a 5% withdrawal charge applicable during the 3rd contribution year.



          (3) The amount of the withdrawal charge is .05 X $10,000 = $500.



          (4) The contract administration charge is deducted from the full surrender amount. The amount of the full surrender is $12,000 - $500 - $30 = $11,470.


     EXAMPLE B -- PARTIAL WITHDRAWAL (IN THE AMOUNT OF $3,000):


          (1) For the same reasons as given in Steps 1 and 2 of Example A, above, $2,000 can be withdrawn free of the withdrawal charge.



          (2) Although 10% of the Purchase Payment is available without imposition of a withdrawal charge (.10 X $10,000 = $1,000), this free withdrawal amount is, like the withdrawal charge, applied first to earnings. Since the earnings exceed the free withdrawal amount, only the earnings can be withdrawn free of the scheduled withdrawal charge.



          (3) The balance of the requested partial withdrawal
     ($3,000 - $2,000 = $1,000) is subject to the withdrawal charge applicable during the 3rd contribution year (5%).



          (4) The amount of the withdrawal charge is equal to the amount required to complete the partial withdrawal ($3,000 - $2,000 = $1,000) divided by (1 - .05) = 0.95, less the amount required to complete the partial withdrawal.



          withdrawal charge = ($1,000/0.95) - $1,000

                        = $52.63


     In this example, in order for the owner to receive the amount requested ($3,000), a gross withdrawal of $3,052.63 must be processed with $52.63 representing the withdrawal charge calculated above.


     Examples C and D assume the following:


          (1) The initial Purchase Payment was $20,000, allocated solely to one Variable Portfolio;



          (2) The full surrender or partial withdrawal occurs during the 3rd contribution year;

          (3) The owner's contract value at the time of surrender or withdrawal is $21,500; and


          (4) No other Purchase Payments or partial withdrawals have been made.


     EXAMPLE C -- PARTIAL WITHDRAWAL (IN THE MAXIMUM AMOUNT AVAILABLE WITHOUT
                  WITHDRAWAL CHARGE):



          (1) Earnings in the Variable Portfolio ($21,500 - $20,000 = $1,500) are not subject to the withdrawal charge.



          (2) An additional free withdrawal of 10% of the Purchase Payments less earnings (.10 X $20,000 - $1,500 = $500) is also available free of the withdrawal charge, so that



          (3) The maximum partial withdrawal without withdrawal charge is the sum of the earnings and the additional free withdrawal
     ($1,500 + $500 = $2,000).


     EXAMPLE D -- FULL SURRENDER IMMEDIATELY FOLLOWING THE PARTIAL WITHDRAWAL IN
                 EXAMPLE C:


        (1) The owner's contract value after the partial withdrawal in Example C is $21,500 - $2,000 = $19,500.



          (2) The Purchase Payment amount for calculating the withdrawal charge is the original $20,000 (additional free withdrawal amounts do not reduce the Purchase Payment amount for purposes of calculating the withdrawal charge).



          (3) The amount of the withdrawal charge is .05 X $20,000 = $1,000.



          (4) The contract administration charge is deducted from the full surrender amount. The amount of the full surrender is $19,500 - $1,000 - $30 = $18,470.

------------------------------------

------------------------------------                                          Stamp

------------------------------------



                       FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       ANNUITY SERVICE CENTER

                       P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

Please forward a copy, without charge, of the Statement of Additional Information concerning the Vista Capital Advantage issued by First SunAmerica Life Insurance Company to:


              (Please print or type and fill in all information.)

------------------------------------------------------------------------------
  Name

------------------------------------------------------------------------------
  Address

------------------------------------------------------------------------------
  City/State/Zip

------------------------------------------------------------------------------

Date: ________________________   Signed: _____________________________________

                       STATEMENT OF ADDITIONAL INFORMATION



                             VISTA CAPITAL ADVANTAGE
                 FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS

                        FS VARIABLE ANNUITY ACCOUNT TWO


               DEPOSITOR: FIRST SUNAMERICA LIFE INSURANCE COMPANY










This Statement of Additional Information is not a prospectus; it should be read with the prospectus relating to the annuity contracts described above, a copy of which may be obtained without charge by written request addressed to:


                    First SunAmerica Life Insurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299






             THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS
                                DECEMBER 29, 1998



                                                                 VCA-SAI (12/98)

                                TABLE OF CONTENTS



                                                                                       PAGE
                                                                                       ----

Performance Data...............................................................         3

Income Payments.................................................................        5

Annuity Unit Values.............................................................        6

Qualified Plans.................................................................       10

Distribution of Contracts.......................................................       11

Financial Statements............................................................       12

PERFORMANCE DATA


         Performance data for the various Portfolios are computed in the manner described below.

MONEY MARKET PORTFOLIO


         The annualized current yield and the effective yield for the Money Market Portfolio for the 7-day period ended August 31, 1998 were _______% and _______%, respectively.

         Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:



        Base Period Return = (EV-SV-CAC)/(SV)

        where:

        SV   =    value of one Accumulation Unit at the start of a 7 day period

        EV   =    value of one Accumulation Unit at the end of the 7 day period

        CAC  =    an allocated portion of the $30 annual contract maintenance charge, prorated for 7 days



         The change in value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The contract administration charge ("CAC") is first allocated among the Portfolios and the General Account so that each Portfolio's allocated portion of the charge is proportional to the percentage of the number of Participants' accounts that have money allocated to that Portfolio. The portion of the charge allocable to the Money Market Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Money Market Portfolio. Finally, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.


         The current yield is then obtained by annualizing the Base Period
Return:

         Current Yield = (Base Period Return) x (365/7)

         The Money Market Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                    (365/7)
         Effective Yield = [(Base Period Return + 1)        - 1]

         The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

         The yield quoted should not be considered a representation of the yield of the Money Market

Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments, but also on factors such as a Participant's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

         Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, the Money Market Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER PORTFOLIOS

         The Portfolios of the Separate Account other than the Money Market Portfolio compute their performance data as "total return".


         The total returns of the various Portfolios for 1 year and since each Portfolio's inception date are shown below, both with and without an assumed complete redemption at the end of the period.

              TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIOD ENDED ON
                    AUGUST 31, 1998 (WITH/WITHOUT REDEMPTION)



                  PORTFOLIO                             1 YEAR                   SINCE INCEPTION
                  ---------                             ------                   ---------------
                  International Equity*              __________

                  Capital Growth*                    ___________

                  Growth and Income*                 ___________

                  Asset Allocation*                  ___________

                  U.S. Government**                  ___________


-----------------

* Inception date is March 13, 1995
** Inception date is July 13, 1995


         Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:



                   P(1+T)(n) = ERV


         where:
                   P       = a hypothetical initial payment of $1,000
                   T       = average annual total return
                   n       = number of years

                  ERV      =       ending redeemable value of a hypothetical
                                   $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

         The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Money Market Portfolio, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of the Contract Administration Charge on a particular Participant's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Money Market Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.



                                INCOME PAYMENTS



INITIAL MONTHLY INCOME PAYMENTS

         The initial income payment is determined by applying separately that portion of the contract value allocated to the fixed investment option and the variable Portfolio(s), less any premium tax, to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

         The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the annuity date to establish the number of Annuity Units representing ach variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of contract values is made.


SUBSEQUENT MONTHLY PAYMENTS


         For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

         For variable income payments, the amount of the second and each subsequent monthly income payment is determined by multiplying the number of Annuity Units, as determined in connection with the calculation of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each income payment is due.



                               ANNUITY UNIT VALUES


         The value of an Annuity Unit is determined independently for each Portfolio.


         The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Portfolio exceeds 3.5%, variable income payments derived from allocations to that Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

         The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Portfolios elected, and the amount of each income payment will vary accordingly.

         For each Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the n investment factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum that is assumed in the annuity tables contained in the contract.


NET INVESTMENT FACTOR


         The net investment factor ("NIF") is an index applied to measure the net investment performance of a Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.


         The NIF for any Portfolio for a certain month is determined by dividing
(a) by (b) where:

         (a) is the Accumulation Unit value of the Portfolio determined as of the end of that month, and

         (b) is the Accumulation Unit value of the Portfolio determined as of the end of the preceding month.

         The NIF for a Portfolio for a given month is a measure of the net investment performance of the Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than
1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Portfolio invests; it is also reduced by separate account asset charges that are included in the Accumulation Unit Value.

         ILLUSTRATIVE EXAMPLE

         Assume that one share of a given Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September and that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day of the previous month. The NIF for the month of September is:

                           NIF       = ($11.46/$11.44)

                                     = 1.00174825

         ILLUSTRATIVE EXAMPLE


         The change in Annuity Unit value for a Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:


                                   (1/12)
                         1/[(1.035)      ] = 0.99713732

         In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213


VARIABLE INCOME PAYMENTS


         ILLUSTRATIVE EXAMPLE


         Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

         P's first variable income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly income payments for each $1,000 of applied contract value, P's first variable income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:


                  First Payment = $5.42 x ($116,412.31/$1,000) = $630.95


         The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:


                  Annuity Units = $630.95/$13.256932 = 47.593968


         P's second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:


                  Second Payment = 47.593968 x $13.327695 = $634.32


         The third and subsequent variable income payments are computed in a manner similar to the second variable income payment.

         Note that the amount of the first variable income payment depends on the contract value in the relevant Portfolio on the Annuity Date and thus reflects the investment performance of the Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Portfolio). The net investment performance of the Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.


                                      TAXES

GENERAL

         Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the income option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

         For income payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of income payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

         The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

         The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

         An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code (other than (1) income payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

         Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

         Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

         The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MULTIPLE CONTRACTS

         Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

         An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

QUALIFIED PLANS


         The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

         Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

         Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.


         (a)      H.R. 10 PLANS

                           Section 401 of the Code permits self-employed
                  individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.

         (b)      TAX-SHELTERED ANNUITIES

                           Section 403(b) of the Code permits the purchase of
                  "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals.

         (c)      INDIVIDUAL RETIREMENT ANNUITIES

                           Section 408(b) of the Code permits eligible
                  individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA.


         (d)      CORPORATE PENSION AND PROFIT-SHARING PLANS

                           Sections 401(a) and 401(k) of the Code permit
                  corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.

         (e)      DEFERRED COMPENSATION PLANS - SECTION 457

                           Under Section 457 of the Code, governmental and
                  certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary.



DISTRIBUTION OF CONTRACTS



         Vista Fund Distributors, Inc. ("VFD"), located at 101 Park Avenue, New York, New York 10178, serves as the principal underwriter of the contracts. VFD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. and is not affiliated with the Company.


         VFD has entered into sales agreements with other broker/dealers to solicit applications for the contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the contracts may be solicited by registered representatives of the broker/dealers appointed by the Company to sell its variable annuities. Such broker/dealers will receive compensation as described in the prospectus. For the years ended August 31, 1997 and 1996 and for the period from inception to August 31, 1995, no commissions were paid to VFD as principal underwriter of the contracts.


         Contracts are offered on a continuous basis.

FINANCIAL STATEMENTS

         The consolidated financial statements of the Company as of September 30, 1998 and 1997 and for each of the three years in the period ended September 30, 1998 are presented in the prospectus. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the fixed portion of the Contracts. The financial statements of FS Variable Annuity Account Two for the years ended August 31, 1998 and 1997, are included in this Statement of Additional Information.


         Price Waterhouse LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                        FS VARIABLE ANNUITY ACCOUNT TWO

                                       OF

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                 AUGUST 31, 1998



                          (to be provided by Amendment)

                        REPORT OF INDEPENDENT ACCOUNTANTS




                          (to be provided by Amendment)

                      PART C - OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)        Financial Statements

            The following financial statements are included in Part A of the
                    Registration Statement:


            None

            The following financial statements are included in Part B of the
                    Registration Statement:

            None


(b)        Exhibits


               (1)    Resolutions Establishing Separate Account..     Previously Filed
               (2)    Custody Agreements.........................     Not Applicable
               (3)    (a) Distribution Contract..................     Previously Filed
                      (b) Selling Agreement......................     Previously Filed
               (4)    Variable Annuity Contract..................     Previously Filed
               (5)    Application for Contract...................     Previously Filed

               (6)    Depositor - Corporate Documents
                      (a)    Certificate of Incorporation........     Previously Filed
                      (b)    By-Laws.............................     Previously Filed

               (7)    Reinsurance Contract.......................     Not Applicable
               (5)    Fund Participation Agreement...............     Previously Filed
               (9)    Opinion of Counsel.........................     Previously Filed
                      Consent of Counsel.........................     Previously Filed
               (10)   Consent of Independent Accountants.........     To Be Filed
               (11)   Financial Statements Omitted from Item 23..     None
               (12)   Initial Capitalization Agreement...........     Not Applicable
               (13)   Performance Computations...................     Not Applicable

               (14)   Diagram and Listing of All Persons Directly
                      or Indirectly Controlled By or Under Common
                      Control with First SunAmerica Life Insurance
                      Company, the Depositor of Registrant.......     Previously Filed

               (15)   Powers of Attorney.........................     Previously Filed


Item 25.  Directors and Officers of the Depositor

           The officers and directors of First SunAmerica Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


Name                               Position
----                               --------
Eli Broad                          Chairman, President and Chief Executive Officer
Jay S. Wintrob                     Director and Executive Vice President
David W. Ferguson(l)               Director
Thomas A. Harnett(2)               Director
Lester Pollack(3)                  Director
Richard D. Rohr(4)                 Director
Margery K. Neale (5)               Director
Peter McMillan                     Director
Jana W. Greer                      Director and Senior Vice
                                   President

James R. Belardi                    Director and Senior Vice
                                    President
James W. Rowan                      Director and Senior Vice
                                    President
Susan L. Harris                     Director, Senior Vice
                                    President and Secretary
Scott L. Robinson                   Director, Senior Vice
                                    President and Treasurer
N. Scott Gillis                     Senior Vice President and
                                    Controller
Edwin R. Reoliquio                  Senior Vice President and
                                    Chief Actuary
Victor E. Akin                      Senior Vice President
Scott H. Richland                   Senior Vice President
Keith B. Jones                      Vice President
Michael Lindquist                   Vice President
Greg Outcalt                        Vice President
David Bechtel                       Vice President and Treasurer

----------------

(1)        One Chase Manhattan Plaza, New York, New York 10005

(2)        99 Park Avenue, New York, New York 10063

(3)        One Rockerfeller Plaza, Suite 1025, New York, New York 10020

(4)        100 Renaissance Center, 34th Floor, Detroit, Michigan 48243

(5)        919 Third Avenue, New York, New York 10022-9998

Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant

           The Registrant is a separate account of First SunAmerica Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 which is incorporated herein by reference.

Item 27.    Number of Contract Owners

           As of August 31, 1998, there were 301 owners of Qualified Contracts and 513 owners of Non-qualified Contracts.

Item 28.  Indemnification

           None.

Item 29.    Principal Underwriter

           Vista Fund Distributors, Inc. serves as distributor to the Registrant.

           Its principal business address is One Chase Manhattan Plaza, New York, New York 10081. The following are the directors and officers of Vista Fund Distributors, Inc.



        Name                        Position with Distributor
        ----                        -------------------------

        Lynn J. Mangum              Chairman
        Richard Baxt                President
        Lee W. Schultheis           Senior Vice President
        William J. Tomko            Senior Vice President
        Michael Burns               Vice President/Compliance
        Kevin Dell                  Secretary
        Robert Tuch                 Assistant Secretary
        David Blackmore             Vice President/CFO





              Net Distribution  Compensation on
Name of       Discounts and     Redemption or     Brokerage
Distributor   Commissions       Annuitization     Commissions   Commissions*
-----------   -------------     -------------     -----------   -----------
Vista Fund       None           None               None         None
Distributors,
Inc.

--------------------
*Distribution fee is paid by First SunAmerica Life Insurance Company.

Item 30.  Location of Accounts and Records

           First SunAmerica Life Insurance Company, the Depositor for the Registrant, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Vista Fund Distributors, Inc., the distributor of the Contracts, is located at 101 Park Avenue, New York, New York 10178. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

           State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.

Item 31.  Management Services

           Not Applicable.

Item 32.  Undertakings

           Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


           Further, Registrant undertakes to deduct mortality and expense risk charges, distribution expense charges, withdrawal charges (contingent deferred sales charges), contract maintenance fees and transfer fees that are in the aggregate (1) reasonable in relation to the risks assumed by the Company and
(2) reasonable in relation to the services rendered; and (3) reasonable in relation to the expenses expected to be incurred. Those determination are based on the Company's analysis of publicly available information about similar industry practices, and by taking into consideration factors such as current contract levels and benefits provided, the existence of expense charges, guarantees and guaranteed annuity rates.



Item 33.  Representation

           The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES


           As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 28th day of October, 1998.


                                  FS VARIABLE ANNUITY ACCOUNT TWO
                                          (Registrant)

                                  By:   FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                          (Depositor)

                                  By:   /s/ JAY S. WINTROB
                                        ---------------------------------------
                                          Jay S. Wintrob
                                          Executive Vice President

                                  By: FIRST SUNAMERICA LIFE INSURANCE COMPANY (Depositor, on behalf of itself and
                                         Registrant)

                                  By:   /s/ JAY S. WINTROB
                                        ---------------------------------------
                                          Jay S. Wintrob
                                          Executive Vice President

           As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacity and on the dates indicated.


                      SIGNATURE             TITLE                      DATE
                      ---------             -----                      ----
               ELI BROAD*             President, Chief Executive
               ---------------------  Officer, & Chairman of Board
               Eli Broad              (Principal Executive Officer)

               SCOTT L. ROBINSON*     Senior Vice President,
               ---------------------  Treasurer & Director
               Scott L. Robinson      (Principal Financial Officer)

               N. SCOTT GILLIS*       Senior Vice President &
               ---------------------  Controller
               N. Scott Gillis        (Principal Accounting Officer)

               JAMES R. BELARDI*            Director
               ---------------------
               James R. Belardi

               DAVID W. FERGUSON*           Director
               ---------------------
               David W. Ferguson

               JANA W. GREER*               Director
               ---------------------
               Jana W. Greer

               THOMAS A. HARNETT*           Director
               ---------------------
               Thomas A. Harnett

               /s/ SUSAN L. HARRIS          Director                   October 28, 1998
               ---------------------
               Susan L. Harris

               PETER MCMILLAN*              Director
               ---------------------
               Peter McMillan

               MARGERY K. NEALE*            Director
               ---------------------
               Margery K. Neale



               LESTER POLLACK*              Director
               ---------------------
               Lester Pollack

               RICHARD D. ROHR*             Director
               ---------------------
               Richard D. Rohr

               JAMES W. ROWAN*              Director
               ---------------------
               James W. Rowan

               JAY S. WINTROB*              Director
               ---------------------
               Jay S. Wintrob

               *By: /s/ SUSAN L. HARRIS     Attorney-in-Fact
                  -------------------
                  Susan L. Harris

Date:   October 28, 1998

                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------















